Exhibit 99.1

Forward-Looking Statements

This Current Report on Form 8-K and press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission and the OTC Markets. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this press release, unless required by law.

PRESS RELEASE

Meatpacking Plaza, New York, USA

On July 14, 2018, ROI Land Investments Ltd. (the “Company” or “ROI”) formed ROI Group Management S.à.r.l., a Luxembourg limited liability company, as a wholly-owned subsidiary, and on July 25, 2018 the Company formed ROI Meatpacking SCS (“ROI MePa SCS”), a Luxembourg limited partnership, as a 90%-owned subsidiary, whereby the remaining 10% is held by certain directors and officers of ROI and its subsidiaries. ROI MePa SCS was formed to hold the Company’s interest in the New York City Meatpacking Project (“MePa Project”). ROI Group Management S.à.r.l. was formed to act as the general partner and manager of ROI MePa SCS.

On September 7, 2018, the Company, through ROI MePa SCS, signed an agreement to subscribe to a 22.67% interest in Arel JV MePa LP, a Delaware limited partnership (“MePa Partnership”). It holds an interest in Tavros MePa Holdings LLC (the “MePa Holdings”) which owns 100% of the MePa Project site. The site will be redeveloped as mixed-use real estate in the New York City Meatpacking District. On October 24, 2018, the Company completed its payment of $10 million into the equity of the Partnership and expects to pay the balance of its investment no later than April 30, 2019.

Solstice Development, Evans - Colorado, USA

The Company, through its wholly-owned subsidiary ROI Dev Canada Inc. (“ROI DEV”), acquired approximately 225 acres (equivalent to 9,583,200 square feet of land) and 763 water rights in Evans, Colorado by Deeds dated on or about June 9, 2015, and July 27, 2015. As of December 31, 2017, the Company and ROI DEV had invested $6,717,876 in the property and incurred an additional $2,518,008 in development costs. The project is now called “Solstice” and the subject land is now called the “Solstice Property” (referred to in the past as “Hill Pond” or “PeakView”).

On or about August 30, 2017, ROI DEV proposed to the City of Evans formation of the Peakview Metropolitan District Nos. 1-4 (the “Districts”) encompassing the 225.435 acres of land comprising the Solstice Property. The Districts will provide public improvements and services authorized for metropolitan districts by the Special District Act, Section 32-1-101, et seq., C.R.S. The estimated assessed build-out in year 2024 was projected therein as $29,565,499. Initial estimates of capital improvements total approximately $44,500,000. A maximum mill levy of 65.000 mills was proposed, on the basis that a mill levy of 60.000 mills for operations and maintenance and debt allows financing of $21,550 based upon initial financial plan estimates. The combined Maximum Debt Authorization for the Districts was proposed at $44,500,000, and it was proposed that the Districts shall not issue debt in excess of $26,000,000 without obtaining the City’s written consent. The Service Plan was approved in the ballot November 2018. It is anticipated that the Districts will allow for financing and development to pay improvements and costs, inclusive of reimbursement to the infrastructure developer. As per the Service Plan submitted to the City, the Districts shall be authorized to finance the Public Improvements that can be funded from Debt to be repaid from tax revenues collected from a mill levy which shall not exceed the Maximum Debt Mill Levy and other legally available revenues, including fees.

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ROI DEV further advanced the Metropolitan District by assisting in the nomination and election of the initial three members of the Board of Directors of the Peakview Metropolitan District No. 1 and by granting a November 4, 2017 indemnification letter to the City of Evans. The nominees were elected to the Board of Directors of the Peakview Metropolitan District No. 1 on November 6, 2018 in the general election.

Kitimat and Terrace, BC, Canada

The Kitimat region is home to major Liquefied Natural Gas (LNG) projects. Shell, PETRONAS, PetroChina, Mitsubishi Corporation and KOGAS – the joint venture participants of LNG Canada – announced their Final Investment Decision on October 1, 2018. From a list of 500 possible sites to locate a large-scale LNG export terminal, LNG Canada selected Kitimat. The project is said to be the largest energy investment in Canadian history, at an estimated CAD 40 billion ($31 billion). ROI has directly or indirectly acquired, through its wholly-owned subsidiaries, approximately 250,000 square feet of prime residential land development in the cities of Kitimat and Terrace to build over 300 apartment units supporting the regional growth. In Kitimat, certain land development approvals have already been secured from the local government and project plans are in active negotiations.

New Headquarters in Rockefeller Center, New York, USA

The Company is pleased to announce that on September 11, 2018, the Board of Directors resolved to relocate the Company’s corporate headquarters to offices located at 630 Fifth Avenue, 20th Floor, Rockefeller Center, New York, NY 10111. The Company entered into an office services agreement on August 1, 2018. The Company filed for authority to do business in New York and is currently transitioning the recordation and notification of its headquarters address change to all relevant persons, contract parties and authorities,

About ROI Land Investments Ltd.

ROI’s goal is to create innovative, high-yield real estate investment opportunities in the world’s most promising markets. Our intensive due diligence, research and selection process combines ROI’s extensive global experience with deep local expertise. Our teams across North America, Europe, and Asia seek out superior real estate development projects that meet a powerful set of proprietary yield and risk criteria. The global ROI portfolio ranges from raw land and pre-development stage buildings to fully realized mixed-use projects, each carefully designed to deliver value without excess risk.

www.roilandinvestments.com

SAFE HARBOR AND INFORMATIONAL STATEMENT

This press release may contain forward-looking information, including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) the company’s financing plans; (ii) trends affecting the company’s financial conditions or results of operations; (iii): the company’s growth strategy and operating strategy; and (iv) the declaration and payment of dividends. The words “may,” “would,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, many of which are beyond the company’s ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including the risk disclosed in the company’s statements and reports filed with the OTC Markets.

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